SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549

                    ____________________

                          FORM 8-K

                       CURRENT REPORT


           PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 25, 1996


                AMPCO-PITTSBURGH CORPORATION
   (Exact name of Registrant as specified in its charter)




  PENNSYLVANIA                     1-898                         25-1117717
(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)                  Identification No.)
incorporation)



      600 GRANT STREET, SUITE 4600, PITTSBURGH, PENNSYLVANIA    15219
             (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code:  (412) 456-4400





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ITEM 5.  OTHER EVENTS.

          On  March  25, 1996, the Registrant issued a press release, the text of which is incorporated  herein by reference and a copy of which is attached as Exhibit 1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibit  1  --Press Release  of  Ampco-Pittsburgh  Corporation,

                       dated March 25, 1996.



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                          SIGNATURE

          Pursuant to the  requirements of the Securities Exchange Act of

1934, the Registrant has duly  caused  this  report  to  be signed on its behalf by the undersigned hereunto duly authorized.


                    AMPCO-PITTSBURGH CORPORATION



Date: March 29, 1996       BY:    /S/ ROSE HOOVER
                           -----------------------------
                           Rose Hoover, Secretary